Exhibit 10.2

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

among

The Pledgors Named Herein

and

DEUTSCHE BANK AG NEW YORK BRANCH

as Collateral Agent

dated as of May 25, 2007

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19. NOTICES, ETC	19

20. WAIVER; AMENDMENT	20

21. RELEASE OF PLEDGORS	21

22. ADDITIONAL PLEDGORS	21

23. RECOURSE	21

24. PLEDGEE NOT BOUND	21

25. CONTINUING PLEDGORS	22

26. NO FRAUDULENT CONVEYANCE	22

27. CANADIAN REVOLVING LOAN BORROWERS	22

28. MISCELLANEOUS	22

29. WAIVER OF TRIAL BY JURY	23

30. SEVERABILITY	23

31. ULC SHARES	23

Annex A - List of Pledged Stock

Annex B - List of Pledged Limited Liability Company Interests

Annex C - List of Pledged Partnership Interests

Annex D - Form of Partnership/LLC Notice

Annex E - Form of Acknowledgment and Agreement

Annex F - Jurisdiction of Formation and Organizational ID Number

Annex G - The Pledgee

Annex H-1 - Form of Supplement to Second Amended and Restated Pledge and Security Agreement

Annex H-2 - Form of New Pledgor Supplement

ii

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of May 25, 2007 (as amended, modified or supplemented from time to time, this “Agreement”), made by each of the undersigned pledgors (each a “Pledgor”, and together with any entity that becomes a party hereto pursuant to Section 22 hereof, the “Pledgors”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as successor Collateral Agent to DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, for the benefit of the Secured Creditors (as defined in Section 1 below) (in such capacity, the “Pledgee”). (Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.)

W I T N E S S E T H :

WHEREAS, Host Hotels & Resorts, L.P. (formerly known as Host Marriott, L.P.) (the “U.S. Borrower”), each Canadian Revolving Loan Borrower from time to time party thereto (a “Canadian Revolving Loan Borrower”), various lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as the Administrative Agent (in such capacity and together with any successor thereto, the “Original Administrative Agent”), the Syndication Agents and Co-Documentation Agents party thereto, have entered into a Credit Agreement dated as of June 6, 2002, as amended and restated by the Amended and Restated Credit Agreement dated as of September 10, 2004 (the “Original Credit Agreement”), as amended and restated by the Second Amended and Restated Credit Agreement dated as May 25, 2007 (as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring, including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed, the “Credit Agreement”), among various lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch (in such capacity and together with any successor thereto, the “Administrative Agent”), the Syndication Agent and Co-Documentation Agents party thereto (together with the Pledgee, the Lenders, the Co-Documentation Agents, the Administrative Agent and their respective successors and assigns, the “Lender Creditors”), the U.S. Borrower, the U.S. Subsidiary Borrower, the Canadian Revolving Loan Borrowers, providing for the making of Loans and other extensions of credit to the U.S. Borrower, the U.S. Subsidiary Borrower named therein and the Canadian Revolving Loan Borrowers as contemplated therein;

WHEREAS, each Borrower may from time to time be party to (or guaranty the obligations of one or more of its Subsidiaries under) one or more Interest Rate Protection Agreements and/or Other Hedging Agreements that by its terms requires the obligations of such Borrower under such Interest Rate Protection Agreement or Other Hedging Agreement be secured by the Collateral (as hereinafter defined) (such Interest Rate Protection or Other Hedging Agreement, a “Secured Hedging Agreement”) with a Lender Creditor or an affiliate of a Lender Creditor (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor’s or affiliate’s successors and assigns, collectively, the “Other Creditors”);

WHEREAS, pursuant to the Second Amended and Restated Subsidiaries Guaranty, each Guarantor that is a Domestic Subsidiary (a “Domestic Guarantor”) has jointly and severally guaranteed to the Lender Creditors and the Other Creditors the payment when due of all obligations and liabilities of the Borrowers under or with respect to (x) the Credit Documents (as used herein, the term “Credit Documents” shall have the meaning provided in the Credit Agreement and shall include any documentation executed and delivered in connection with any replacement or refinancing of the Credit Agreement) and (y) each Secured Hedging Agreement with one or more of the Other Creditors;

WHEREAS, on the date hereof, there remain outstanding notes issued under the Amended and Restated Indenture, dated as of August 5, 1998, among the U.S. Borrower, the guarantors and subsidiary guarantors named therein and Marine Midland Bank, as trustee (as supplemented, amended or amended and restated from time to time, the “Senior Note Indenture”): (i) $725,000,000 7 1/8% Series K Senior Notes due November 2013, (ii) $350,000,000 7% Series M Senior Notes due August 2012, (iii) $650,000,000 6 3/8% Series O Senior Notes due March 2015, (iv) $800,000,000 6 3/4% Series Q Senior Notes due June 2016, (v) $500,000,000 6 7/8% Series S Senior Notes due November 2014, (vi) $500,000,000 3 1/4% Exchangeable Senior Debentures due April 2024, (vii) $600,000,000 2 5/8% Exchangeable Senior Debentures due April 2027, (viii) $5,885,000 9 3/8% Marriott Corporation Debentures due June 2007, and (ix) $6,848,000 10% Marriott Corporation Series L Senior Notes due May 2012 (each of the issuances described in subclauses (i) through (ix) above, collectively, together with any other issue of senior notes pursuant to the Senior Note Indenture or any indenture entered into after the date hereof by the U.S. Borrower and subsidiary guarantors to be named therein (as supplemented, amended or amended and restated from time to time, the “New Senior Notes Indenture”) not in violation of the terms of the Credit Agreement, the “Senior Notes”), it being conclusively determined for purposes of this definition that such Senior Notes issued after the date hereof were issued in compliance with the Credit Agreement if prior to issuance thereof the U.S. Borrower shall have delivered to the Pledgee a certificate of an Authorized Officer certifying that the Senior Notes specified in such Certificate have been issued in compliance with the Credit Agreement (with the holders from time to time of such Senior Notes being herein called the “Senior Noteholders”);

WHEREAS, each Domestic Guarantor has issued, and in the future certain other Restricted Subsidiaries (collectively with the Domestic Guarantors, the “Indenture Guarantors”) may enter into, joint and several guarantees of the payment when due of all of the obligations and liabilities of the U.S. Borrower under or with respect to the Senior Notes, the New Senior Note Indenture and the Senior Note Indenture (with any such guarantees, together with the Senior Notes, the New Senior Note Indenture and Senior Note Indenture, being herein collectively called “Senior Note Documents”);

WHEREAS, it was a condition precedent to the Original Credit Agreement that each pledgor party thereto shall have executed and delivered to the Pledgee, the Pledge and Security Agreement dated as of June 6, 2002 and the Amended and Restated Pledge Agreement dated as of September 10, 2004 (the “Original Pledge Agreement”);

WHEREAS, without limiting the provisions set forth in Section 10.15 of the Credit Agreement with respect to the release of the collateral, each Pledgor desires to execute this Agreement to implement certain amendments to the Original Pledge Agreement; and

NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby amends and restates the Original Pledge Agreement in its entirety as set forth herein:

1. SECURITY FOR OBLIGATIONS. (a) This Agreement is made by each Pledgor in favor of the Pledgee for the benefit of the Lender Creditors, the Other Creditors, the Senior Noteholders, and any trustee, agent or other similar representative of any such creditors or holders (collectively, together with the Pledgee, the “Secured Creditors”), to secure on an equal and ratable basis:

(i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may be) and each Borrower to the Lender Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and all other Credit Documents to which it is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor under the Credit Agreement (if a party thereto) and under any guaranty by it of the obligations under the Credit Agreement) and the due performance and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i) being herein collectively called the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (as obligor or guarantor, as the case may be) to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement (including, without limitation, all such obligations and liabilities of such Pledgor under any guaranty by it of the obligations under any Secured Hedging Agreement) and the due performance and compliance by such Pledgor with the terms of each such Secured Hedging Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the “Other Obligations”);

(iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor (as obligor or guarantor, as the case may be) to the Senior Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the Senior Note Documents to which such Pledgor is at any time a party (including, without limitation, all such obligations and liabilities of such Pledgor (x) under the Senior Note Indenture and the New Senior Note Indenture or (y) under any joint and several guaranty by it of the obligations of the U.S. Borrower and each Indenture Guarantor under the Senior Note Indenture and the New Senior Note Indenture) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements on its part contained in each such Senior Note Document (all such obligations and liabilities under this clause (iii) being herein collectively called the “Senior Note Obligations”);

(iv) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) through (iv) above after an Event of Default (such term, as used in this Agreement, shall mean (a) any “Event of Default” at any time under, and as defined in, any of the Credit Agreement and the Senior Note Documents, and (b) any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(vi) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1, subject to the provisions of following clause (b), being herein collectively called the “Obligations,” it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the type described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

(b) The U.S. Borrower will give written notice prior to issuance to the Pledgee of any Senior Notes issued after the date hereof (each, a “Notice of Pledge Agreement Entitlement”) as follows:

Such written notice from the U.S. Borrower (i) shall state that it is a “Notice of Pledge Agreement Entitlement”, (ii) shall be delivered to the Pledgee, (iii) shall describe the new Senior Note Obligations to be secured hereby, (iv) shall state that it is delivered pursuant to Section 1(b) of this Second Amended and Restated Pledge and Security Agreement, (v) shall reference the aggregate principal amount of such new Indebtedness, and (vi) shall state that such new Indebtedness and the incurrence thereof does not violate, and may be incurred and secured hereunder in accordance with, the applicable provisions of Sections 11.02 of the Credit Agreement and Section 4.7 of the Senior Note Indenture or the corresponding Sections of the New Senior Note Indenture.

Delivery of a Notice of Pledge Agreement Entitlement, including all of the required information above, prior to the issuance of any Senior Notes issued after the date hereof shall satisfy the certification requirement in the fourth WHEREAS clause of this Agreement.

2. DEFINITION OF STOCK, LIMITED LIABILITY COMPANY INTERESTS, PARTNERSHIP INTERESTS, SECURITIES, ETC. (a) As used herein: (i) the term “Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations, companies or other bodies corporate that are not Domestic Corporations (each a “Foreign Corporation”), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor (including, without limitation, all of the issued and outstanding shares of capital stock (“ULC Shares”) of any Foreign Corporation which is an unlimited company (sometimes called an “unlimited liability company”) (each a “ULC”) existing under the Companies Act of Nova Scotia, Canada (the “NSCA”), provided that, (A) except as provided in the last sentence of this Section 2(a) and except for Foreign Subsidiaries that are Look-Through Subsidiaries, such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock entitled to vote for the directors of such Foreign Corporation (herein called “Voting Stock”) owned by such Pledgor of any Foreign Corporation and (B) such Pledgor shall be required to pledge hereunder 100% of the issued and outstanding shares of all capital stock which is not Voting Stock (herein called “Non-Voting Stock”) at any time owned by such Pledgor of any Foreign Corporation; (ii) the term “Limited Liability Company Interest” shall mean the entire limited liability company interests or membership interests at any time owned by each Pledgor in any limited liability company (each such limited liability company to the extent an interest therein is required to be pledged pursuant to the Credit Agreement, a “Pledged Limited Liability Company”); (iii) the term “Partnership Interest” shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time owned by each Pledgor in any partnership (whether a general or limited partnership) (each such partnership, to the extent an interest therein is required to be pledged pursuant to the Credit Agreement, a “Pledged Partnership”); and (iv) the term “Securities” shall mean all of the Stock, Limited Liability Company Interests and Partnership Interests.

In the circumstances and to the extent provided in Section 10.14 of the Credit Agreement, the limitation set forth in part (A) of the proviso to clause (i)(y) of this Section 2(a) and in Section 3.2 hereof shall no longer be applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

(b) All Stock at any time pledged or required to be pledged hereunder and under the Credit Agreement is hereinafter called the “Pledged Stock,” all Limited Liability Company Interests at any time pledged or required to be pledged hereunder and under the Credit Agreement are hereinafter called the “Pledged Limited Liability Company Interests,” all Partnership Interests at any time pledged or required to be pledged hereunder and under the Credit Agreement are hereinafter called the “Pledged Partnership Interests,” and all of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests together are hereinafter called the “Pledged Securities,” which together with (i) all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, (ii) the entries on the books of any securities intermediary pertaining to the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests, (iii) all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, Pledged Limited Liability Company Interests and Pledged Partnership Interests and (iv) all rights under Sections 3.1(a)(iv) and (v) hereof are hereinafter called the “Collateral”.

(c) Notwithstanding anything to the contrary contained in this Agreement, no Pledgor shall be required to pledge hereunder the Securities of a Person as, and to the extent, that the Securities of such Person are not required to be pledged pursuant to Section 10.15(a)(2) of the Credit Agreement, and such Securities shall be excluded from the Collateral hereunder.

3. PLEDGE OF SECURITIES, ETC.

3.1 Pledge. (a) To secure all Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee for the benefit of the Secured Creditors a first priority security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee for the benefit of the Secured Creditors the certificated Pledged Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee all certificates or instruments therefor, if any, accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Pledged Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee; (iii) (except in the case of ULC Shares) assigns, (except in the case of ULC Shares) transfers, and (in each case) hypothecates, mortgages, charges and sets over to the Pledgee for the benefit of the Secured Creditors all of such Pledgor’s right, title and interest in and to such Pledged Securities (and in and to all certificates or instruments evidencing such Pledged Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement; (iv) transfers and assigns to the Pledgee for the benefit of the Secured Creditors all of such Pledgor’s Pledged Limited Liability Company Interests (and delivers any certificates or instruments evidencing such limited liability company or membership interests, duly endorsed in blank) and all of such Pledgor’s right, title and interest in each Pledged Limited Liability Company, whether now existing or hereafter acquired, including, without limitation:

(A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Pledged Limited Liability Company Interests;

(B) all other payments due or to become due such Pledgor in respect of Pledged Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged Limited Liability Company Interests (except any rights as managing member of a limited liability company which is not a Wholly-Owned Subsidiary, to the extent the applicable limited liability company agreement or operating agreement contains an enforceable prohibition against the creation of a security interest in such rights);

(D) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

(E) subject to Section 5 hereof, all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Pledged Limited Liability Company Interest (except any rights as managing member of a limited liability company which is not a Wholly-Owned Subsidiary, to the extent the applicable limited liability company agreement or operating agreement contains an enforceable prohibition against the creation of a security interest in such rights), including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Pledged Limited Liability Company Interest and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Assets, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

(G) to the extent not otherwise included, all proceeds of any or all of the foregoing;

and (v) transfers and assigns to the Pledgee for the benefit of the Secured Creditors such Pledgor’s Pledged Partnership Interests (and delivers any certificates or instruments evidencing such partnership interests, duly endorsed in blank) and all of such Pledgor’s right, title and interest in each Pledged Partnership including, without limitation:

(A) all of the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Pledged Partnership Interests;

(B) all other payments due or to become due such Pledgor in respect of any such Pledged Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Pledged Partnership Interests (except any rights as general partner of a limited partnership which is not a Wholly-Owned Subsidiary, to the extent the applicable partnership agreement contains an enforceable prohibition against the creation of a security interest in such rights);

(D) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

(E) subject to Section 5 hereof, all of such Pledgor’s rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Pledged Partnership Interest (except any rights as general partner of a limited partnership which is not a Wholly-Owned Subsidiary, to the extent the applicable partnership agreement contains an enforceable prohibition against the creation of a security interest in such rights), including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Pledged Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Assets, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

(G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

(b) As used herein, the term “Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned by any Pledged Limited Liability Company.

(c) As used herein, the term “Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership.

3.2 Subsequently Acquired Securities. Subject to Section 2(c) hereof, if any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Pledged Securities at any time or from time to time after the date hereof, such Securities shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1(a) hereof and, furthermore, such Pledgor will within the time periods set forth in Section 10.15(c) of the Credit Agreement deliver to the Pledgee all certificates therefor or instruments thereof, if any, accompanied by undated stock powers duly executed in blank in the case of certificated Stock, Limited Liability Company Interests or Partnership Interests or such other instruments of transfer as are reasonably acceptable to the Pledgee.

3.3 Uncertificated Securities. If any Pledged Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall within the time periods set forth in Section 10.15(c) of the Credit Agreement and Section 15(d) of this Agreement take all actions required to perfect the security interest of the Pledgee granted hereby under applicable law (including, in any event, under Sections 8-106, 9-106 and 9-312 of the New York UCC, if applicable, or comparable provisions of other applicable law).

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any Pledged Securities that are represented by certificates, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. For greater certainty, unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (i) exercise any and all voting and other consensual rights pertaining to the Pledged Stock and to give all consents, waivers or ratifications in respect thereof and (ii) exercise any and all voting, consent, administration, management and other rights and remedies under (x) any limited liability company agreement or operating agreement or otherwise with respect to the Pledged Limited Liability Company Interests of such Pledgor and (y) any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor, in each case together with all other rights assigned pursuant to Sections 3.1(a)(iv)(E) and 3.1(a)(v)(E) hereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any other action taken which would violate or be inconsistent with any of the terms of this Agreement or any other Secured Debt Agreement (as defined in Section 7 hereof), or which would have the effect of impairing the rights, priorities or remedies of the Pledgee or any other Secured Creditor under this Agreement or any other Secured Debt Agreement. Except in the case of ULC Shares which remain registered in the name of the Pledgor, all such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. For greater certainty, unless an Event of Default shall have occurred and be continuing and subject to the terms of the Secured Debt Agreements, all cash dividends and other cash distributions payable in respect of the Pledged Securities shall be paid to the respective Pledgor.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 below shall be received in trust for the benefit of the Pledgee for the benefit of the Secured Creditors, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, by any other Credit Document, by any Senior Note Document or, to the extent then in effect and secured hereby, by any Secured Hedging Agreement (with all of the documents listed above being herein collectively called the “Secured Debt Agreements”) or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable (provided; however the Pledgee shall not be entitled to exercise any such rights, power or remedies in respect of ULC Shares without prior notice of an Event of Default provided to the issuer of such ULC Shares):

(i) except in the case of ULC Shares which have not been transferred to the Pledgee or a nominee of the Pledgee on the register of the issuer, to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 6 hereof;

(ii) to transfer all or any part of the Pledged Securities into the Pledgee’s name or the name of its nominee or nominees;

(iii) except in the case of ULC Shares which have not been transferred to the Pledgee or a nominee of the Pledgee on the register of the issuer, to vote all or any part of the Pledged Stock, Pledged Limited Liability Company Interests or Pledged Partnership Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

(iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 Business Days’ notice of the time and place of any such sale shall be given to such Pledgor. Every aspect of the disposition of the Collateral, including the method, manner, time, place and other terms must be commercially reasonable, it being agreed that to the extent such matters are addressed by provisions of this Agreement such provisions are commercially reasonable. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations, the Pledgors shall be liable for the deficiency and the fees of any attorneys employed by the Pledgee to collect such deficiency. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in Section 4 of Annex G hereto) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral of each Pledgor, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

(i) first, to the payment of all Obligations owing to the Pledgee and the Secured Creditors of the type provided in clauses (v) and (vi) of the definition of Obligations in Section 1 hereof;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined in Section 9(b) below) shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined in Section 9(b) below) shall be paid to the Secured Creditors as provided in Section 9(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations of such Pledgor or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 18 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

(b) For purposes of this Agreement (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Credit Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all Obligations arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, all Loans, all unreimbursed drawings or payments in respect of any letters of credit (together with all interest accrued thereon), and the aggregate stated amounts of all letters of credit issued under the Credit Agreement, and all regularly accruing fees, (ii) in the case of the Senior Note Obligations, all Obligations secured hereby arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, the Senior Notes, and all regularly accruing fees, and (iii) in the case of the Other Obligations, all Obligations arising out of or in connection with (including, without limitation, as a direct obligor or a guarantor, as the case may be) Secured Hedging Agreements secured hereby (in each case as set forth in clauses (i) through (iii) above, other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities), and (z) “Secondary Obligations” shall mean all Obligations of such Pledgor secured hereby other than Primary Obligations.

(c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be deemed to be applied (for purposes of making determinations under this Section 9 only) (i) first, to the Primary Obligations and (ii) second, to the Secondary Obligations.

(d) If the Lender Creditors are to receive a distribution in accordance with the procedures set forth above in this Section 9 on account of undrawn amounts with respect to letters of credit issued under the Credit Agreement, such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of any outstanding letter of credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of such letter of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Pledgee for distribution in accordance with Section 9(a) hereof.

(e) Except as set forth in Section 9(d) hereof, all payments required to be made hereunder shall be made (i) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (ii) if to any other Secured Creditors (other than the Pledgee), to the trustee, paying agent or other similar representative (each a “Representative”) for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

(f) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Administrative Agent, each Representative for any other Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Representative for any Secured Creditor or directly from a Secured Creditor) to the contrary, the Pledgee, in acting hereunder, shall be entitled to assume that no Secured Hedging Agreements are in existence.

(g) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity, each Representative of a Secured Creditor in its capacity as such and each other Secured Creditor that is an indemnitor under Section 6 of Annex G hereto from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee in such capacity, each Representative of a Secured Creditor in its capacity as such and each other Secured Creditor that is an indemnitor under Section 6 of Annex G hereto for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case to the extent growing out of or resulting from the exercise by the Pledgee of any right or remedy granted to it hereunder except, with respect to clauses (i) and (ii) above, to the extent arising from the Pledgee’s or such other Secured Creditor’s gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the applicable UCC or such other law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably deem necessary or advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

(b) Each Pledgor hereby appoints the Pledgee such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Pledgee’s reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Section 12. Such appointment is coupled with an interest and is irrevocable.

13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex G hereto, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety.

14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and as permitted by the terms of the Secured Debt Agreements).

15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. (a) From and after the date determined under Section 10.15(d) of the Credit Agreement that this Agreement is required to be delivered, each Pledgor represents, warrants as of the date (the “Reinstatement Date”) that the Pledge and Security Agreement Requirement is satisfied following a Reinstatement Event (after giving effect to any amendments or supplements to the Annexes hereto in connection with such Reinstatement Event) and, from and after such date, covenants that:

(i) it is the legal, record and beneficial owner of, and has good title to, all Pledged Securities purported to be owned by such Pledgor (including as shown on Annexes A, B and C hereto), subject to no Lien, except the Liens created by this Agreement;

(ii) it has full power, authority and legal right to pledge all the Pledged Securities;

(iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv) except for the approval of directors of the issuer of ULC Shares pursuant to the articles of association thereof, no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries and any other partners or members of such Pledgor’s partnerships or limited liability companies) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (except any filings required under the UCC, which filings have been made) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, in each case except (x) those which have been obtained or made, (y) as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder, or (z) as may be required to be obtained or made in order to comply with the terms of or avoid defaults under any contract of the U.S. Borrower or a Subsidiary of the U.S. Borrower otherwise permitted under the Credit Agreement that imposes restrictions upon the sale of, or foreclosure of liens upon, any Securities of a Subsidiary pledged hereunder in connection with the exercise by the Pledgee of its remedies hereunder;

(v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws (or analogous constitution or organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries; except (x) as contemplated in this Agreement and (y) for violations and defaults that may arise under contracts of the U.S. Borrower or a Subsidiary thereof otherwise permitted under the Credit Agreement as a result of the sale of, or foreclosure of a lien upon, the Securities of Subsidiaries pledged hereunder to the extent that the prior consent of other parties to such contracts have not been obtained or other actions specified in such contracts have not been taken in connection with any such sale or foreclosure;

(vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable (except, insofar as in the case of ULC Shares, such shares are assessable pursuant to the NSCA) and subject to no options to purchase or similar rights;

(vii) the pledge, assignment and delivery (which delivery has been made) to the Pledgee of the Pledged Stock creates a valid and perfected first priority security interest in such Pledged Stock, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party (except the Secured Creditors) a lien or encumbrance on the property or assets of such Pledgor which would include the Securities;

(viii) each Pledged Partnership Interest and each Pledged Limited Liability Company Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder;

(ix) each partnership agreement and each limited liability company or operating agreement is the legal, valid and binding obligation of the applicable Pledgor, enforceable in accordance with its terms;

(x) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any general or limited partnership agreement or any limited liability company or operating agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement or any limited liability company or operating agreement to which such Pledgor is a party, or is otherwise in default or violation thereunder in any material respect;

(xi) the pledge and assignment of the Pledged Partnership Interests and/or Pledged Limited Liability Company Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (or other steps described in any applicable version of the UCC) (which filings, recordings or other steps have been made), create a valid perfected and continuing first priority security interest in such Pledged Partnership Interests and/or Pledged Limited Liability Company Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party (except the Secured Creditors) a lien or encumbrance on the property or assets of such Pledgee or which would include the Securities;

(xii) except for financing statements in connection with the Original Credit Agreement, there are no currently effective financing statements under the UCC covering property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

(xiii) each Pledgor shall give the Pledgee prompt notice of any written claim it receives relating to the Collateral; and

(xiv) each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which could reasonably be expected to adversely affect the Pledgee’s interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor’s receipt thereof.

Each Pledgor further represents and warrants that, on the Reinstatement Date, (i) the Pledged Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (ii) such Pledged Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iii) the Pledged Limited Liability Company Interests held by such Pledgor constitute that percentage of the issued and outstanding equity interests of the respective issuing

Pledged Limited Liability Company as is set forth in Annex B hereto; and (iv) the Pledged Partnership Interests held by such Pledgor constitute that percentage of the entire Partnership Interests of the respective Pledged Partnership as is set forth in Annex C hereto.

Each Pledgor covenants and agrees that it will defend the Pledgee’s and the other Secured Creditors’ right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(b) Each Pledgor hereby further represents and warrants as of the Reinstatement Date (after giving effect to any amendments or supplements to the Annexes hereto in connection with the associated Reinstatement Event), and covenants from and after the Reinstatement Date, that the jurisdiction of formation of such Pledgor and its organizational ID number (as contemplated for use under Article 9 of the UCC) is as indicated on Annex F hereto for such Pledgor. Such Pledgor will not change its jurisdiction of organization (by merger or otherwise) except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15(b). No Pledgor shall change its jurisdiction of organization until (i) it shall have given to the Pledgee prior written notice of its intention to do so, clearly describing such new jurisdiction and providing such other information in connection therewith as the Pledgee may reasonably request, (ii) it shall have delivered to the Pledgee a written supplement in the form of Annex H-1 hereto as provided in clause (c) below showing the new jurisdiction of organization and (iii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain all security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected on a first priority basis and in full force and effect.

(c) Without in any way limiting Section 3.2 hereof, at any time and from time to time that any Pledgor (x) determines that the information with respect to it contained on Annex A, B, C and/or F, as the case may be, is inaccurate or (y) acquires any additional Securities which have not already been pledged hereunder and reflected on Annexes A through C, as appropriate, such Pledgor shall deliver a supplement to this Agreement, substantially in the form of Annex H-1 hereto (each a “Pledge and Security Agreement Supplement”) adding (or, in the case of any Securities released pursuant to Section 18 hereof, deleting) such Securities to (or from) Annexes A through C hereto, as appropriate. The execution and delivery of any such supplement shall not require the consent of any Pledgor hereunder. It is understood and agreed that the pledge and security interests granted hereunder shall apply to all Collateral as provided in Section 3.1 hereof regardless of the failure of any Pledgor to deliver, or any inaccurate information stated in, any Amended and Restated Pledge and Security Agreement Supplement as otherwise provided above.

(d) Each Pledgor hereby covenants and agrees that with respect to all Partnership Interests or Limited Liability Company Interests, in each case required to be pledged by it hereunder, such Pledgor will deliver to the respective Pledged Partnerships or Pledged Limited Liability Companies, as the case may be (with copies to the Pledgee) a notice (appropriately completed) in the form of Annex D attached hereto (with such changes thereto as may be acceptable to the Pledgee) and by this reference made a part hereof (each such notice a

“Partnership/LLC Notice”) and such Pledgor will use its reasonable best efforts to cause to be delivered to the Pledgee an acknowledgment in the form set forth as Annex E attached hereto (with such changes thereto as may be acceptable to the Pledgee) (each such acknowledgment, a “Pledge Acknowledgment”), duly executed by the relevant Pledged Partnership and/or Pledged Limited Liability Company, as the case may be, in each case within 45 days following the date of any pledge of any Pledged Partnership Interests or Pledged Limited Liability Company Interests hereunder.

16. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (v) any limitation on any other Pledgor’s liability or obligations under this Agreement or under any other Secured Debt Agreement or any invalidity or unenforceability, in whole or in part, of this Agreement or any other Secured Debt Agreement or any term thereof; or (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

17. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 Business Days’ notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid so long as such disposition is otherwise commercially reasonable.

18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the earliest of (i) the date upon which the Total Revolving Loan Commitment has been terminated, and all Credit Document Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full (provided the terms of the Secured Hedging Agreements and the other Secured Debt Agreements do not otherwise prohibit the termination hereof), (ii) the Collateral Release Date as defined in Section 10.15(d) of the Credit Agreement (but subject to any deferral requested by the U.S. Borrower pursuant to the last sentence of Section 10.15(d) and the applicable provisions hereof), (iii) the date upon which the Collateral Agent releases the Collateral in accordance with Section 14.20 of the Credit Agreement and (iv) the date upon which the Credit Documents are amended to release all Collateral subject to this Agreement.

(b) In the event that any part of the Collateral is sold (other than to any Credit Party) in connection with a sale permitted by the Secured Debt Agreements or is otherwise released in accordance with the terms of Section 10.15(a)(2) or Section 10.15(d) of the Credit Agreement or at the direction of the Required Secured Creditors (and, to the extent required by the Credit Agreement, all of the Lenders)), the Pledgee, at the request and expense of such Pledgor will promptly execute and deliver to such Pledgor (or authorize such Pledgor to file, as applicable) a proper instrument or instruments acknowledging such release (including any UCC termination statements and any Pledge and Security Supplement that may be appropriate to evidence such release), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, distributed or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement. Any proceeds of Collateral sold as contemplated by the immediately preceding sentence shall be applied in accordance with, and to the extent required by, the requirements of the applicable Secured Debt Agreements.

(c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b) hereof and does not violate the terms of any Secured Debt Agreement then in effect, and the Pledgee shall be entitled (but not required) to conclusively rely thereon.

19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

(a) if to any Pledgor c/o the U.S. Borrower at the address of the U.S. Borrower specified under Section 14.02 of the Credit Agreement;

(b) if to the Pledgee, at the address of the Administrative Agent determined under Section 14.02 of the Credit Agreement;

(c) if to any Lender Creditor (other than the Pledgee), (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d) if to any other Secured Creditor, (x) to the Representative for such Secured Creditor or (y) if there is no such Representative, at such address as such Secured Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby (it being understood that additional Pledgors may be added as parties hereto from time to time in accordance with Section 22 hereof, the Collateral may be modified as contemplated by Section 10.15(a)(2) and Section 10.15(d) of the Credit Agreement and Section 18 hereof, and Pledgors may be released as parties hereto in accordance with Sections 18 and 21 hereof and that no consent of any other Pledgor or of the Secured Creditors shall be required in connection therewith) and the Pledgee (with the written consent of (x) the Required Lenders (or all the Lenders if required by Section 14.11 of the Credit Agreement) at all times prior to the Termination Date and (y) thereafter, to the extent expressly required under any Secured Hedging Agreement, the holders of at least a majority of the outstanding Other Obligations; provided, that (with respect to preceding clauses (x) and (y)) the U.S. Borrower certifies that any such change, waiver, modification or variance is otherwise permitted by the terms of the respective Secured Debt Agreements or, if not so permitted, that the requisite consents therefor have been obtained. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Lenders may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof) and that the Pledgors and the Pledgee may take any actions necessary to implement the recreation of this Agreement and the pledge hereunder without the consent of the Required Lenders or any other Secured Creditor under the circumstances contemplated by Section 10.15 of the Credit Agreement, with such changes and recreation not being subject to the proviso to the immediately preceding sentence. Furthermore, the proviso to the first sentence of this Section 20 shall not apply to any release of Collateral effected in accordance with the requirements of Section 18 of this Agreement, or any other release of Collateral or termination of this Agreement so long as the U.S. Borrower certifies that such actions will not violate the terms of any Secured Debt Agreement then in effect.

21. RELEASE OF PLEDGORS. In the event that any Pledgor is permitted to be released from this Agreement as, and to the extent, provided in Section 10.15(a)(2) or Section 10.15(d) of the Credit Agreement, such Pledgor (so long as such Pledgor is not the U.S. Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

22. ADDITIONAL PLEDGORS. Pursuant to Section 10.15 of the Credit Agreement, certain Subsidiaries of the U.S. Borrower may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Pledgee and such Subsidiary of a New Pledgor Supplement in the form of Annex H-2 hereto (a “New Pledgor Supplement”), such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of the New Pledgor Supplement to the Pledgee and, at such time, shall execute a Supplement to the Amended and Restated Pledge and Security Agreement in the form of Annex H-1 hereto with respect to all Collateral of such Pledgor required to be pledged hereunder. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. Upon the execution and delivery by the Pledgee and such Subsidiary of a New Pledgor Supplement, it is understood and agreed that the pledge and security interests hereunder shall apply to all Collateral of such additional Pledgor as provided in Section 3.1 hereof regardless of any failure of any additional Pledgor to deliver, or any inaccurate information stated in, the Pledge and Security Agreement Supplement.

23. RECOURSE. Subject to Section 14.17 of the Credit Agreement, this Agreement is made with full recourse to the Pledgors and pursuant to and upon all representations, warranties, covenants and agreements on the part of the Pledgors contained herein and otherwise in writing in connection herewith.

24. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or a partner of any partnership and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any limited liability company or partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Limited Liability Company Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

(b) Except as provided in the last sentence of paragraph (a) of this Section 24, the Pledgee, by accepting this Agreement, and the other Secured Creditors did not intend to become a member of any limited liability company or partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

25. CONTINUING PLEDGORS. The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by Section 22 hereof or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 21 hereof or otherwise.

26. NO FRAUDULENT CONVEYANCE. Each Pledgor hereby confirms that it is its intention that this Agreement not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, each Pledgor hereby irrevocably agrees that its obligations and liabilities hereunder shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws, result in the obligations and liabilities of such Pledgor hereunder in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

27. CANADIAN REVOLVING LOAN BORROWERS AND U.S. SUBSIDIARY BORROWER. The Pledgors hereby acknowledge that pursuant to the terms of the Credit Agreement various Canadian Revolving Loan Borrowers may become a party to the Credit Agreement from time to time and incur Loans thereunder. The Pledgors further acknowledge and agree that all obligations and liabilities of any Canadian Revolving Loan Borrower under the Credit Agreement shall be fully secured hereunder and no consent of the Pledgors is required to effect the same. The Pledgors further acknowledge and agree that all obligations and liabilities of the U.S. Subsidiary Borrower under the Credit Agreement shall be fully secured hereunder and no consent of the Pledgors is required to effect the same.

28. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the consent of the Required Lenders and, if required by Section 14.11 of the Credit Agreement, all Lenders) and any such assignment without such consent shall be null and void. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

29. WAIVER OF TRIAL BY JURY. EACH PLEDGOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH PLEDGOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

30. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

31. ULC SHARES. Notwithstanding any provisions to the contrary contained in this Agreement or any other document or agreement among all or some of the parties hereto, with respect to any Collateral which constitutes ULC Shares, the relevant Pledgor of such ULC Shares is the sole registered and beneficial owner of all ULC Shares and will remain so until such time as such ULC Shares are effectively transferred into the name of the Pledgee, any Secured Party or any other person on the books and records of the ULC issuer of such ULC Shares. Accordingly, the relevant Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Collateral (except pursuant to Section 3.2 hereof) and shall have the right to vote such Collateral and to control the direction, management and policies of the ULC issuer to the same extent as the Pledgor would if such Collateral were not pledged to the Pledgee (for its own benefit and for the benefit of the Secured Parties) pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Pledgee, any of the Secured Parties or any person other than the Pledgor, a member of a ULC for the purposes of NSCA until such time as notice is given to the Pledgor and further steps are taken thereunder so as to register the Pledgee or other person as holder of ULC Shares. To the extent any provision hereof would have the effect of constituting the Pledgee or any of the Secured Parties as a member of any ULC prior to such time, such provision shall be severed therefrom and ineffective with respect to Collateral which are ULC Shares without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral which are not ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of the Pledged Stock issued by a ULC following the occurrence of an Event of Default hereunder, no Pledgor shall cause or permit, or enable any ULC in which they hold ULC Shares to cause to permit, the Pledgee or other Secured Parties to: (a) be registered as shareholders or members of such ULC; (b) have any notation entered in their favor in the share register of such ULC; (c) be held out as shareholders or members of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from the ULC by reason of the Pledgee or the Secured Parties holding a security interest in the ULC; or (e) act as a shareholder or member of the ULC, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, the ULC.

32. RESIGNATION OF COLLATERAL AGENT AND APPOINTMENT OF SUCCESSOR COLLATERAL AGENT. Deutsche Bank Trust Company Americas (“DBTCA”) hereby resigns as Collateral Agent under the Original Pledge Agreement and appoints Deutsche Bank AG New York Branch (“DBAGNYB”) as its successor Collateral Agent. DBAGNYB hereby accepts such appointment. Notwithstanding the foregoing, DBTCA shall continue to have the rights contained in all indemnification and expense reimbursement provisions contained in the Original Pledge Agreement.

*    *    *

IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

THE PLEDGORS SET FORTH ON SCHEDULE 1 HERETO

/s/ Gregory J. Larson
By:	Gregory J. Larson
Title:	Senior Vice President of Host Hotels & Resorts, Inc. and Vice President of the remaining signatories on Schedule 1

[Signature Page to Second Amended and Restated Pledge and Security Agreement]

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as predecessor Collateral Agent and Pledgee

By:	/s/ James Rolison
Name:	James Rolison
Title:	Director

By:	/s/ Linda Wang
Name:	Linda Wang
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as successor Collateral Agent and Pledgee

By:	/s/ James Rolison
Name:	James Rolison
Title:	Director

By:	/s/ Linda Wang
Name:	Linda Wang
Title:	Director

[Signature Page to Second Amended and Restated Pledge and Security Agreement]

SCHEDULE 1

TO

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

PLEDGORS:

HOST HOTELS & RESORTS, L.P.
By:	HOST HOTELS AND RESORTS, INC.
its General Partner

AIRPORT HOTELS LLC

HMC CAPITAL RESOURCES LLC

HMC MANHATTAN BEACH LLC

HMC AMELIA I LLC

HMC AMELIA II LLC

HMC AP LP
By:	HMC AP GP LLC,
its General Partner

HMC AP GP LLC

HMC CAPITAL LLC

HMC OLS I LLC

HMC OLS I L.P.
By:	HMC OLS I LLC,
its General Partner

HOST OF HOUSTON, LTD.
By:	AIRPORT HOTELS LLC,
its General Partner

HMC DIVERSIFIED LLC

HMC HPP LLC

HMC SUITES LLC

PM FINANCIAL LLC

HMH RIVERS LLC

HMC CHARLOTTE (CALGARY) COMPANY

HMC CHARLOTTE LP
By:	HMC CHARLOTTE GP LLC,
its General Partner

HMC CHARLOTTE GP LLC

HMC GRACE (CALGARY) COMPANY

HMC PALM DESERT LLC

HMC EAST SIDE II LLC

HMC EAST SIDE LLC

HOST LA JOLLA LLC

HOST PARK RIDGE LLC

PRM LLC

HMC PLP LLC

HMC MEXPARK LLC

DURBIN LLC

HMC RETIREMENT PROPERTIES, L.P.
By:	DURBIN LLC,
its General Partner

HMC POTOMAC LLC

ANNEX A

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

LIST OF PLEDGED STOCK OF CORPORATIONS

All of the following Pledged Stock constitutes Collateral under this Agreement.

Pledgor	Pledged Stock	Percentage Owned
HMC Charlotte (Calgary) Company	Calgary Charlotte Holdings Company	100

HMC AP LP	HMC AP Canada Company	100

HMC Charlotte LP	HMC Charlotte (Calgary) Company	100

HMC Charlotte (Calgary) Company	HMC Grace (Calgary) Company	100

ANNEX B

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

LIST OF PLEDGED LIMITED LIABILITY COMPANY INTERESTS

All of the following Pledged Limited Liability Company Interests constitute Collateral under this Agreement.

Pledgor	Pledged Limited Liability Company Interests	Percentage Owned
Host Hotels & Resorts, L.P.	Airport Hotels LLC	100

Host Hotels & Resorts, L.P.	Durbin LLC	100

Host Hotels & Resorts, L.P.	Fernwood Hotel LLC	100

Host Hotels & Resorts, L.P.	HMC Amelia I LLC	100

Host Hotels & Resorts, L.P.	HMC Amelia II LLC	100

Host Hotels & Resorts, L.P.	HMC AP GP LLC	100

Host Hotels & Resorts, L.P.	HMC Atlanta LLC	100

Host Hotels & Resorts, L.P.	HMC Capital LLC	100

Host Hotels & Resorts, L.P.	HMC Capital Resources LLC	90
HMC Capital LLC		10

Host Hotels & Resorts, L.P.	HMC Charlotte GP LLC	100

Host Hotels & Resorts, L.P.	HMC Chicago Lakefront LLC	100

Host Hotels & Resorts, L.P.	HMC Chicago LLC	100

Host Hotels & Resorts, L.P.	HMC Copley LLC	100

Host Hotels & Resorts, L.P.	HMC Desert LLC	100

Host Hotels & Resorts, L.P.	HMC Diversified LLC	100

Host Hotels & Resorts, L.P.	HMC East Side LLC	1
HMC East Side II LLC		99

Pledgor	Pledged Limited Liability Company Interests	Percentage Owned
Host Hotels & Resorts, L.P.	HMC East Side II LLC	100

Host Hotels & Resorts, L.P.	HMC Georgia LLC	100

Host Hotels & Resorts, L.P.	HMC Grand LLC	100

Host Hotels & Resorts, L.P.	HMC Headhouse Funding LLC	100

Host Hotels & Resorts, L.P.	HMC Host Restaurants LLC	100

Host Hotels & Resorts, L.P.	HMC Hotel Development LLC	100

Host Hotels & Resorts, L.P.	HMC HPP LLC	100

Host Hotels & Resorts, L.P.	HMC HT LLC	100

Host Hotels & Resorts, L.P.	HMC IHP Holdings LLC	100

Host Hotels & Resorts, L.P.	HMC JWDC LLC	100

Host Hotels & Resorts, L.P.	HMC Kea Lani LLC	100

Host Hotels & Resorts, L.P.	HMC Lenox LLC	100

Host Hotels & Resorts, L.P.	HMC Manhattan Beach LLC	100

Host Hotels & Resorts, L.P.	HMC Maui LLC	100

Host Hotels & Resorts, L.P.	HMC Mexpark LLC	100

Host Hotels & Resorts, L.P.	HMC NGL LLC	100

Host Hotels & Resorts, L.P.	HMC OLS I LLC	100

HMC Capital Resources LLC	HMC Park Ridge LLC	100

Host Hotels & Resorts, L.P.	HMC PLP LLC	100

HMC Mexpark LLC	HMC Polanco LLC	100

Host Hotels & Resorts, L.P.	HMC Potomac LLC	100

Host Hotels & Resorts, L.P.	HMC Properties I LLC	100

Host Hotels & Resorts, L.P.	HMC Properties II LLC	100

Host Hotels & Resorts, L.P.	HMC Property Leasing LLC	100

Host Hotels & Resorts, L.P.	HMC SBM Two LLC	100

Pledgor	Pledged Limited Liability Company Interests	Percentage Owned
Host Hotels & Resorts, L.P.	HMC Seattle LLC	100

Host Hotels & Resorts, L.P.	HMC SFO LLC	100

HMC Capital Resources LLC	HMC Suites LLC	100

Host Hotels & Resorts, L.P.	HMC Swiss Holdings LLC	100

Host Hotels & Resorts, L.P.	HMH General Partner Holdings LLC	100

HMC Retirement Properties, L.P.	HMH Marina LLC	100

Host Hotels & Resorts, L.P.	HMH Pentagon LLC	100

Host Hotels & Resorts, L.P.	HMH Restaurants LLC	100

Host Hotels & Resorts, L.P.	HMH Rivers LLC	100

Host Hotels & Resorts, L.P.	HMH WTC LLC	100

Host Hotels & Resorts, L.P.	Host La Jolla LLC	100

HMC Capital Resources LLC	Host Park Ridge LLC	100

Host Hotels & Resorts, L.P.	Ivy Street Hopewell LLC	100

Host Hotels & Resorts, L.P.	Ivy Street LLC	100

HMC Palm Desert LLC	MDSM Finance LLC	100

Host Hotels & Resorts, L.P.	Philadelphia Airport Hotel LLC	100

Host Hotels & Resorts, L.P.	PM Financial LLC	100

HMC Capital Resources LLC	PRM LLC	100

Host Hotels & Resorts, L.P.	Rockledge Hotel LLC	100

Host Hotels & Resorts, L.P.	Santa Clara HMC LLC	100

Host La Jolla LLC	Times Square LLC	100

HMC Capital Resources LLC	YBG Associates LLC	100

ANNEX C

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

LIST OF PLEDGED PARTNERSHIP INTERESTS

All of the following Pledged Partnership Interests constitute Collateral under this Agreement

Pledged Partnership Interest	Pledgor	Pledged Partnership Percentage
Ameliatel, a Florida GP	HMC Amelia I LLC	99
	HMC Amelia II LLC	1

Calgary Charlotte Partnership	HMC Charlotte (Calgary) Company	80
	HMC Grace (Calgary) Company	20

Chesapeake Hotel Limited Partnership	HMC PLP LLC	1
	Host Hotels & Resorts, L.P.	99

City Center Hotel Limited Partnership	Host Hotels & Resorts, L.P.	97.2
	Host La Jolla LLC	2.8

East Side Hotel Associates, L.P.	HMC East Side II LLC	99
	HMC East Side LLC	1

HMC AP LP	HMC AP GP LLC	.01
	Host Hotels & Resorts, L.P.	99.99

HMC Charlotte LP	HMC Charlotte GP LLC	.01
	Host Hotels & Resorts, L.P.	99.99

HMC Diversified American Hotels, L.P.	HMC Diversified LLC	99
	HMC HPP LLC	.99
	Host Hotels & Resorts, L.P.	.01

HMC/Interstate Manhattan Beach L.P.	HMC Manhattan Beach LLC	75
	Host Hotels & Resorts, L.P.	25

ANNEX C

Pledged Partnership Interest	Pledgor	Pledged Partnership Percentage

HMC OLS I L.P.	HMC OLS I LLC	0.1
	Host Hotels & Resorts, L.P.	99.9

HMC OLS II L.P	HMC OLS I L.P.	99.9
	HMC OLS I LLC	0.1

HMC Retirement Properties L.P.	Durbin LLC	1
	Host Hotels & Resorts, L.P.	99

HMC Suites Limited Partnership	HMC Suites LLC	1
	HMC Capital Resources LLC.	99

HMH Rivers, L.P.	HMH Rivers LLC	1
	Host Hotels & Resorts, L.P.	99

Host of Boston, Ltd.	Airport Hotels LLC	1
	Host Hotels & Resorts, L.P.	99

Host of Houston 1979	Airport Hotels LLC	99
	Host of Houston, Ltd.	1

Host of Houston, Ltd.	Airport Hotels LLC	1
	Host Hotels & Resorts, L.P.	99

PM Financial LP	PM Financial LLC	1
	Host Hotels & Resorts, L.P.	99

Potomac Hotel Limited Partnership	HMC Potomac LLC	99
	HMC HPP LLC	.99
	Host Hotels & Resorts, L.P.	.01

Wellsford-Park Ridge HMC Hotel Limited Partnership	Host Park Ridge LLC	99
	PRM LLC	1

ANNEX D

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

FORM OF PARTNERSHIP/LLC NOTICE OF PLEDGE1

[Letterhead of Pledgor]

                 ,

TO: [Name of Pledged Partnership/Limited Liability Company]

Notice is hereby given that pursuant to the Second Amended and Restated Pledge and Security Agreement (a true and correct copy of which is attached hereto) dated as of                  (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Pledge Agreement”), among [NAME OF PLEDGOR] (the “Pledgor”), the other pledgors from time to time party thereto and Deutsche Bank AG New York Branch (the “Pledgee”), as Collateral Agent on behalf of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, [as a [limited] [general] partner in [NAME OF PLEDGED PARTNERSHIP] (the “Partnership”), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the “Partnership Agreement”),] [as a member in [NAME OF PLEDGED LIMITED LIABILITY COMPANY] (the “LLC”), and into and under its Limited Liability Company Agreement (the “Articles”)] including, without limitation:

(i) the Pledgor’s interest in all of the capital of the Partnership/LLC and the Pledgor’s interest in all profits, losses, (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership/limited liability company interest;

(ii) all other payments due or to become due to the Pledgor in respect of such partnership/limited liability company interest, whether under the Partnership Agreement/Articles or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of the Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under the Partnership Agreement/Articles or at law or otherwise in respect of such partnership/limited liability company interest;

[1]	This form and Annex E may be changed to cover multiple pledgors and issuers of the Securities in a single form.

ANNEX D

(iv) all present and future claims, if any, of the Pledgor against the Partnership/LLC for moneys loaned or advanced, for services rendered or otherwise;

(v) all of the Pledgor’s rights under the Partnership Agreement/Articles or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the partnership/limited liability company interest, including any power to terminate, cancel or modify the Partnership Agreement/Articles, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the partnership/limited liability company interest and the Partnership/LLC, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

(vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

(vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

Pursuant to the Pledge Agreement, the Partnership/LLC is hereby authorized and directed to register the Pledgor’s pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Partnership’s/LLC’s books.

The Pledgor hereby irrevocably agrees and authorizes and directs the Partnership/LLC that instructions originated by the Pledgee on behalf of the Secured Creditors with respect to the Pledgor’s claims, rights, interests, powers, remedies, authorities, options and privileges set forth above shall, unless written notice to the contrary is given by the Pledgee to the Partnership/LLC, be complied with by the Partnership/LLC, without further consent by the Pledgor. This notice and related confirmation are intended to give the Pledgee “control” of the Pledgor’s interests in the Partnership/LLC as such term is used in Section 8-106 of the New York Uniform Commercial Code.

The Pledgor hereby requests the Partnership/LLC to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy of the attached Acknowledgment and Agreement and returning the same to the Pledgee on behalf of the Secured Creditors.

ANNEX D

[NAME OF PLEDGOR]

By:
Name:
Title:

ANNEX E

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SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

FORM OF ACKNOWLEDGMENT AND AGREEMENT

[NAME OF PLEDGED PARTNERSHIP/LIMITED LIABILITY COMPANY] (the “Partnership”/“LLC”) hereby acknowledges receipt of a copy of the Notice of Pledge dated             , (the “Notice of Pledge”), by [NAME OF PLEDGOR] (“Pledgor”) of its interest under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT/ARTICLES OF ORGANIZATION] (the “Partnership Agreement”/“Articles”) pursuant to the terms of the Second Amended and Restated Pledge and Security Agreement, dated as of              (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Pledge Agreement”), among the Pledgor, the other pledgors from time to time party thereto and Deutsche Bank AG New York Branch (the “Pledgee”), as Collateral Agent on behalf of the Secured Creditors described therein. The undersigned hereby further confirms the registration of the Pledgor’s pledge of its interest to the Pledgee on behalf of the Secured Creditors on the undersigned’s books.

The Partnership/LLC hereby acknowledges the rights of and remedies available to the Secured Creditors under the Pledge Agreement.

The Partnership/LLC hereby irrevocably agrees to comply with the instructions originated by the Pledgee, on behalf of the Secured Creditors, of the type referred to in the penultimate paragraph of the Notice of Pledge signed by the Pledgor, without further consent by the Pledgor. The undersigned further hereby irrevocably agrees, except upon the prior written consent of the Pledgee, not to honor any such instructions given by any other person or entity. This acknowledgment and agreement and related Notice of Pledge to the undersigned Partnership/LLC by the Pledgor are intended to provide “control” to the Pledgee of the Pledgor’s interest in the Partnership/LLC as such term is defined in Section 8-106 of the New York Uniform Commercial Code.

Dated:                  ,

[NAME OF PLEDGED PARTNERSHIP/LLC]

By:
Name:
Title:

ANNEX F

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SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

JURISDICTION OF FORMATION AND ORGANIZATIONAL ID NUMBER

Entity	Jurisdiction of Organization (Organized in Delaware unless indicated)	ID Numbers
Host Hotels & Resorts, L.P.		2885265

Airport Hotels LLC		2965003

Durbin LLC		2926216

HMC Amelia I LLC		2968536

HMC Amelia II LLC		2968544

HMC AP GP LLC		2979110

HMC AP LP		2979286

HMC Capital LLC		2918979

HMC Capital Resources LLC		2964934

HMC Diversified LLC		2947971

HMC HPP LLC		2978041

HMC Manhattan Beach LLC		2965136

HMC Mexpark LLC		2965194

HMC OLS I L.P.		2977959

HMC OLS I LLC		2977953

HMC Potomac LLC		2947981

HMC PLP LLC		2976968

HMC Retirement Properties, L.P.		2927547

HMC Suites LLC		2971324

HMH Rivers LLC		2966576

ANNEX F

Entity	Jurisdiction of Organization (Organized in Delaware unless indicated)	ID Numbers
Host La Jolla LLC		2976960

Host Park Ridge LLC		2965142

Host of Houston, Ltd.	Texas	558810

PM Financial LLC		2965198

PRM LLC		2965138

HMC Charlotte (Calgary) Company		3025106

HMC Charlotte LP		2979123

HMC Charlotte GP LLC		2979115

HMC Grace (Calgary) Company		3025111

HMC East Side II LLC		2978037

HMC East Side LLC		2965173

ANNEX G

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

THE PLEDGEE

1. Appointment. The Secured Creditors, by their acceptance of the benefits of the Second Amended and Restated Pledge and Security Agreement to which this Annex G is attached (the “Pledge Agreement”) hereby irrevocably designate Deutsche Bank AG New York Branch (and any successor Pledgee) to act as specified herein and therein and to be bound by the terms of this Annex G. The Secured Creditors acknowledge that Deutsche Bank Trust Company Americas is the prior Pledgee and has been replaced by Deutsche Bank AG New York Branch under the terms of the Pledge Agreement but shall remain entitled to the benefits of the expense reimbursement and indemnification provisions hereof notwithstanding such resignation and appointment. Unless otherwise defined herein, all capitalized terms used herein (x) and defined in the Pledge Agreement, are used herein as therein defined and (y) not defined in the Pledge Agreement, are used herein as defined in the Credit Agreement referenced in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of the Pledge Agreement shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Pledge Agreement by the terms thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

2. Nature of Duties. (a) The Pledgee shall have no duties or responsibilities except those expressly set forth herein or in the Pledge Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein and therein.

(b) The Pledgee shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

(c) The Pledgee shall not be required to ascertain or inquire as to the performance by any Pledgor of any of the covenants or agreements contained in the Pledge Agreement or any other Secured Debt Agreement.

(d) The Pledgee shall be under no obligation or duty to take any action under, or with respect to, the Pledge Agreement if taking such action (i) would subject the Pledgee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Pledgee to qualify to do business, or obtain any license, in any jurisdiction where it is not then so qualified or licensed or (iii) would subject the Pledgee to in personam jurisdiction in any locations where it is not then so subject.

ANNEX G

(e) Notwithstanding any other provision of this Annex G, neither the Pledgee nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with, or pursuant to this Annex G or the Pledge Agreement except for its own gross negligence or willful misconduct.

3. Lack of Reliance on the Pledgee. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the credit worthiness of each Pledgor and its Subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any notes or at any time or times thereafter. The Pledgee shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Pledge Agreement or the security interests granted hereunder or the financial condition of any Pledgor or any Subsidiary of any Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of any Pledgor or any Subsidiary of any Pledgor, or the existence or possible existence of any Default or Event of Default. The Pledgee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Pledgor thereto or as to the security afforded by the Pledge Agreement.

4. Certain Rights of the Pledgee. (a) No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors (or all of the Secured Creditors in the case of the release of all or substantially all of the Collateral) having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term “Required Secured Creditors” shall mean (i) at all times prior to the occurrence of the Termination Date (as defined in the Pledge Agreement), the holders of at least a majority of the then outstanding Credit Document Obligations and (ii) at all times after the Credit Termination Date, the holders of at least a majority of the then outstanding Obligations entitled

ANNEX G

to be secured hereby; provided, however, that if the pledge in favor of the Lenders shall be recreated under Section 10.15 of the Credit Agreement, the provisions of clause (i) shall apply notwithstanding there shall be a period when clause (ii) shall have applied. Notwithstanding anything to the contrary contained in clause (i) or (ii) of the immediately preceding sentence, if at any time the principal of any Obligations secured hereby has been accelerated, or the final maturity date with respect to any such principal Obligations has occurred, and as a result thereof one or more payment Events of Default (where the aggregate principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $50,000,000), which payment Events of Default shall have continued in existence for at least 60 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors (or the Representative thereof) at such time (determined without regard to this sentence) have not directed the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, then so long as such payment Event of Default is continuing the Secured Creditors (or the Representative thereof) holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Pledgee to commence enforcement proceedings pursuant to the Pledge Agreement, provided that in such event the Secured Creditors who would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

(b) Notwithstanding anything to the contrary contained herein, the Pledgee is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Pledgee but have not yet been received, to take any action which the Pledgee, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; provided that once instructions have been received, the actions of the Pledgee shall be governed thereby and the Pledgee shall not take any further action which would be contrary thereto.

(c) Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Pledgee shall not be required to take any action that exposes or, in the good faith judgment of the Pledgee may expose, the Pledgee or its officers, directors, agents or employees to personal liability, unless the Pledgee shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Pledgee may be, contrary to the Pledge Agreement, any Secured Debt Agreement or applicable law.

5. Reliance. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or telescopes message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining hereto or to the Pledge Agreement and its duties thereunder and hereunder, upon advice of counsel selected by it.

6. Indemnification. To the extent the Pledgee is not reimbursed and indemnified by the Pledgors under the Pledge Agreement, the Secured Creditors (other than the Senior Noteholders) will reimburse and indemnify the Pledgee, in proportion to their respective

ANNEX G

outstanding principal amounts (including, for this purpose, any unpaid Primary Obligations in respect of Secured Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder, or in any way relating to or arising out of its actions as Pledgee in respect of the Pledge Agreement except for those resulting solely from the Pledgee’s own gross negligence or willful misconduct. The indemnities set forth in this Section 6 shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Pledgee is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of the Pledge Agreement. The indemnities set forth in this Section 6 are in addition to any indemnities provided by the Lenders to the Pledgee pursuant to the Credit Agreement, with the effect being that the Lenders shall be responsible for indemnifying the Pledgee to the extent the Pledgee does not receive payments pursuant to this Section 6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Pledgee by the Lenders, the Lenders shall be subrogated to the rights of the Pledgee to receive payment from the Secured Creditors).

7. The Pledgee in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Pledgee is a party, and to act as agent under one or more of such Credit Documents, the Person serving as Pledgee shall have the rights and powers specified therein and herein for a “Lender”, or the “Administrative Agent”, as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms “Lenders,” “Required Lenders,” “holders of Notes,” or any similar terms shall, unless the context clearly otherwise indicates, include the Person serving as Pledgee in its individual capacity. The Person serving as Pledgee and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Pledgor or any Affiliate or Subsidiary of any Pledgor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from the Pledgors for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

8. Holders. The Pledgee may deem and treat the payee of any note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such note or of any note or notes issued in exchange therefor.

9. Resignation by the Pledgee. (a) The Pledgee may resign from the performance of all of its functions and duties hereunder and under the Pledge Agreement at any time by giving 15 Business Days’ prior or written notice to the U.S. Borrower, the Lenders and the Representatives for the other Secured Creditors or, if there is no such Representative, directly to such Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) or (c) below.

ANNEX G

(b) Upon any notice of resignation by the Pledgee, the Required Secured Creditors shall appoint a successor Pledgee in accordance with Section 13.09(b) of the Credit Agreement. If a successor Pledgee shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Pledgee, with the consent of the U.S. Borrower, which consent shall not be unreasonably withheld or delayed, shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

(c) If no successor Pledgee has been appointed pursuant to clause (b) above by the 20th Business Day after the date of such notice of resignation was given by the Pledgee, as a result of a failure by the U.S. Borrower to consent to the appointment of such a successor Pledgee, the Required Secured Creditors shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

ANNEX H-1

to

SECOND AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

FORM OF

SUPPLEMENT

to

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

SUPPLEMENT No.              to SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of                              (this “Supplement”), made by                         , a                              (the “Pledgor”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as pledgee and as collateral agent (in such capacities, the “Pledgee”) for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given in the Pledge Agreement (hereinafter defined)).

1. Reference is hereby made to that certain Second Amended and Restated Pledge and Security Agreement, dated as of                          (as amended, supplemented or otherwise modified as of the date hereof, the “Pledge Agreement”), made by the Pledgors party thereto in favor of the Pledgee for the benefit of the Secured Creditors described therein.

2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Pledgee for the benefit of the Secured Creditors under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Creditors to make and continue or maintain loans and other extensions of credit constituting Obligations, the Pledgor hereby delivers to the Pledgee, for the benefit of the Secured Creditors, [(i) all of the issued and outstanding shares of capital stock listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted in respect of such stock while the Pledge Agreement, as supplemented hereby, is in force (the “Additional Pledged Stock”; as used in the Pledge Agreement as supplemented by this Supplement, “Pledged Stock” shall be deemed to include the Additional Pledged Stock)], [(ii) all limited liability company interests listed on Schedule II hereto (the “Additional Pledged Limited Liability Company Interests”; as used in the Pledge Agreement as supplemented by this Supplement, “Pledged Limited Liability Company Interests” shall be deemed to include the Additional Pledged Limited Liability Company Interests)], [(iii) all partnership interests listed on Schedule III hereto (the “Additional Pledged Partnership Interests”; as used in the Pledge Agreement as supplemented by this Supplement, “Pledged Partnership Interests” shall be deemed to include Additional Pledged Partnership Interests)], and hereby grants to the Pledgee, for the benefit of the Secured Creditors, a first priority security interest in the Additional Pledged Stock, Additional Pledged Partnership Interests and/or Additional Pledged Limited Liability Company Interests, as the case may be, and all proceeds thereof.

3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 15 of the Pledge Agreement are true and correct on the date of this Supplement [with references therein to the “Pledged Stock” to include the Additional Pledged Stock,] [with references therein to the “Pledged Partnership Interests” to include the Additional Pledged Partnership Interests,] [with references therein to the “Pledged Limited

ANNEX H-1

Liability Company Interests” to include the Additional Pledged Limited Liability Company Interests,] and with references therein to the “Pledge Agreement” to mean the Pledge Agreement as supplemented by this Supplement.

4. The Pledgor hereby represents and warrants that, as of the date hereof, the jurisdiction of formation of the Pledgor is as indicated on Schedule IV hereto.

5. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof and the Pledge Agreement is hereby supplemented as provided herein. Without limiting the foregoing, (i) Annex A to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule I to this Supplement, (ii) Annex B to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule II to this Supplement, (iii) Annex C to the Pledge Agreement shall hereby be deemed to include each term listed on Schedule III to this Supplement, and (iv) Annex F to the Pledge Agreement shall be deemed to include the jurisdiction of formation listed on Schedule IV to this Supplement.

* * *

ANNEX H-1

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Supplement to be duly executed and delivered on the date first set forth above.

[PLEDGOR]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Pledgee

By:
Name:
Title:

SCHEDULE I

to

SUPPLEMENT to SECOND AMENDED AND

RESTATED PLEDGE AND SECURITY

AGREEMENT

PLEDGED STOCK

All of the following Pledged Stock constitutes Collateral under this Agreement.

Pledgor	Pledged Stock	Percentage Owned

SCHEDULE II

to

SUPPLEMENT to SECOND AMENDED AND

RESTATED PLEDGE AND SECURITY

AGREEMENT

PLEDGED LIMITED LIABILITY COMPANY INTERESTS

All of the following Pledged Limited Liability Interests constitute Collateral under this Agreement.

Pledgor	Pledged Limited Liability Company Interests	Percentage Owned

SCHEDULE III

to

SUPPLEMENT to SECOND AMENDED AND

RESTATED PLEDGE AND SECURITY

AGREEMENT

PLEDGED PARTNERSHIP INTERESTS

All of the following Pledged Partnership Interests constitute Collateral under this Agreement.

Pledged Partnership Interest	Pledgor	Percentage Owned

SCHEDULE IV

to

SUPPLEMENT to SECOND AMENDED AND

RESTATED PLEDGE AND SECURITY

AGREEMENT

JURISDICTION OF FORMATION AND ORGANIZATIONAL ID NUMBER

ANNEX H-2

to

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY

AGREEMENT

FORM OF

NEW PLEDGOR SUPPLEMENT

SUPPLEMENT NO. dated as of                     , to the Second Amended and Restated Pledge and Security Agreement dated as of                          (as amended, supplemented or otherwise modified as of the date hereof, the “Pledge Agreement”), among the Pledgors party thereto (immediately before giving effect to this Supplement) and DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent and as pledgee (in such capacities, the “Pledgee”) for the Secured Creditors (such term and each other capitalized term used but not defined having the meaning given it in the Pledge Agreement).

A. The Pledgors have entered into the Pledge Agreement in order to induce the Secured Creditors to make loans and other extensions of credit constituting Obligations as defined in the Pledge Agreement. Pursuant to Section 10.15 of the Credit Agreement, certain Subsidiaries of the U.S. Borrower are, after the date of the Pledge Agreement, required to enter into the Pledge Agreement as a Pledgor. Section 22 of the Pledge Agreement provides that additional Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Pledgor”) is a Subsidiary of the U.S. Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement and/or the Pledge Agreement to become a Pledgor under the Pledge Agreement in order to induce the Secured Creditors to extend, or maintain, Obligations.

Accordingly, the Pledgee and the New Pledgor agree as follows:

SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Pledgor represents and warrants to the Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Pledgee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Pledgee.

SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

ANNEX H-2

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the U.S. Borrower.

* * *

ANNEX H-2

IN WITNESS WHEREOF, the New Pledgor and the Pledgee have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF NEW PLEDGOR]

By:
Name:
Title:
Address:

DEUTSCHE BANK AG NEW YORK BRANCH, as Pledgee

By:
Name:
Title: